Exhibit 10.6

FIRST AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT TO
OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT TO OTHER LOAN DOCUMENTS (this “Agreement”) is made as of this 12th day of June, 2018, by and among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America (“Initial Lender”), having an address at 383 Madison Avenue, New York, New York 10179 and PARLEX 4 FINANCE, LLC, a Delaware limited liability company, having an address at c/o Blackstone Mortgage Trust, Inc., 345 Park Avenue, New York, New York 10154 (“Note A-2 Lender”; Note A-2 Lender, together with Initial Lender and each of their respective successors and/or assigns, each a “Co-Lender” and, collectively, “Lender”), THE ENTITIES SET FORTH ON SCHEDULE I ATTACHED HERETO, each having its principal place of business at c/o CorePoint Lodging Inc., MacArthur Ridge II, 909 Hidden Ridge Boulevard, Irving, Texas 75038 (together with their respective successors and assigns, each, an “Individual Borrower” and, collectively, “Borrower”) and COREPOINT TRS L.L.C., having its principal place of business at c/o CorePoint Lodging Inc., MacArthur Ridge II, 909 Hidden Ridge Boulevard, Irving, Texas 75038 (together with its respective successors and assigns, “Operating Lessee”).

W I T N E S S E T H:

WHEREAS, Borrower, Operating Lessee and Initial Lender entered into that certain Loan Agreement, dated as of May 30, 2018 (the “Original Loan Agreement”) (the Original Loan Agreement, as amended by this Agreement and as same may further amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Loan Agreement”) pursuant to which Initial Lender made a loan to Borrower and Operating Lessee in the original principal amount of $1,035,000,000.00 (the “Loan”);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Post-Closing Letter dated as of May 30, 2018, Initial Lender, Borrower and Operating Lessee agreed to revise the Debt Yield thresholds in the Original Loan Agreement (the “Updated Debt Yield Thresholds”) based on updated financial statements provided by Borrower to Initial Lender;

WHEREAS, Initial Lender assigned its right, title and interest in the Note A-2 (as defined in the Loan Agreement) to Note A-2 Lender prior to the date hereof; and

WHEREAS, to evidence the Updated Debt Yield Thresholds, Borrower, Operating Lessee and Lender desire to amend certain provisions of the Loan Agreement and the other Loan Documents and Borrower, Operating Lessee and Lender have agreed in the manner hereinafter set forth to modify the terms of the Loan Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

1.Section 1.1 of the Original Loan Agreement is hereby amended to delete the definition of “Closing Date Debt Yield” in its entirety and to replace it with the following:

““Closing Date Debt Yield” shall mean sixteen and forty-four hundredths percent (16.44%).”

2.Section 1.1 of the Original Loan Agreement is hereby amended to delete the definition of “Required Debt Yield” in its entirety and to replace it with the following:

““Required Debt Yield” shall mean a Debt Yield, as determined by Lender, equal to (i) with respect to the initial term of the Loan and the first, second and third Extension Terms, twelve and thirty-three hundredths percent (12.33%) and (ii) with respect to the fourth and fifth Extension Terms, twelve and eighty-three hundredths percent (12.83%).”

3.Section 2.5.2(e) of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(e) After giving effect to any such release occurring on such date, the Debt Yield as determined by Lender for the Properties then remaining subject to the Liens of the Mortgages shall be equal to or greater than the greater of (x) the Closing Date Debt Yield and (y) the lesser of (I) the Debt Yield for all of the Properties subject to the Liens of the Mortgages immediately prior to giving effect to all applicable releases and (II) sixteen and ninety-four hundredths percent 16.94% (the “Release Debt Yield”).”

4.From and after the date hereof, (i) all references in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement, (ii) all references in the other Loan Documents to the “Loan Agreement” shall mean the Loan Agreement, as amended by this Agreement, (iii) all references in the Loan Documents to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Loan Document shall mean the corresponding Loan Document as amended by this Agreement, (iv) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents as amended by this Agreement, collectively (and any reference to any particular Loan Document shall mean the corresponding Loan Document as amended by this Agreement) and (v) all terms in the Loan Documents which, by the terms thereof, have the meanings set forth in the “Loan Agreement” shall have the respective meanings set forth in the Loan Agreement as amended by this Agreement.

5.Except as otherwise expressly modified hereby, all terms, covenants and provisions of each Loan Documents are ratified and confirmed and shall remain in full force and effect as first written.

6.Any and all guaranties and indemnities for the benefit of Lender (including, without limitation, (a) that certain Guaranty Agreement, dated as of May 30, 2018, from Guarantor, to Lender, and (b) that certain Environmental Indemnity Agreement, dated as of May 30, 2018, from Borrower and Operating Lessee to Lender) shall not be released, diminished, impaired, reduced or adversely affected by this Agreement, and all obligations thereunder shall remain in full force and effect in accordance with their respective terms.

7.The execution, delivery and effectiveness of this Agreement shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.

8.Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Agreement participated in the preparation hereof.

9.This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.Borrower, Operating Lessee and Lender hereby ratify and confirm the Loan Agreement and all other Loan Documents, in each case, as modified hereby. Except as modified and amended by this Agreement, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender, Borrower and Operating Lessee thereunder shall be and remain unmodified and in full force and effect.

11.No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

12.This Agreement shall be construed and enforced in accordance with the laws of the State of New York. If any provision hereof is not enforceable, the remaining provisions of this Agreement shall be enforced in accordance with their terms.

13.This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

14.This Agreement constitutes the entire agreement between Borrower, Operating Lessee and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

15.The recitals hereto are hereby incorporated into this Agreement as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

BORROWER:

CPLG TX PROPERTIES L.L.C.,

CPLG PROPERTIES L.L.C.,

CPLG FL PROPERTIES L.L.C.,

CPLG BLOOMINGTON L.L.C.,

CPLG SANTA ANA L.L.C.,

CPLG PRIME MEZZ L.L.C.,

CPLG PORTFOLIO EAST L.L.C.,

CPLG WELLESLEY PROPERTIES L.L.C.,

CPLG MD BUSINESS L.L.C.,

CPLG ST. ALBANS L.L.C.,

CPLG WEST PALM BEACH L.L.C.,

CPLG ACQUISITION PROPERTIES L.L.C.,

CPLG CHICAGO L.L.C.,

CPLG CHARLESTON L.L.C.,

CPLG VIRGINIA BEACH L.L.C.,

CPLG RANCHO CORDOVA L.L.C.,

CPLG FT. MYERS L.L.C.,

CPLG THOUSAND OAKS L.L.C,

CPLG CHARLOTTE L.L.C.,

CPLG FORT LAUDERDALE L.L.C.,

CPLG GARDEN CITY L.L.C.,

CPLG SOUTH BURLINGTON L.L.C.,

CPLG ISLIP L.L.C., each a Delaware limited liability company

By: /s/ David Bradtke
Name: David Bradtke
Title: Senior Vice President, Tax

OPERATING LESSEE:

COREPOINT TRS L.L.C., each a Delaware limited liability company

By: /s/ David Bradtke
Name: David Bradtke
Title: Senior Vice President, Tax

ACKNOWLEDGED AND AGREED:

GUARANTOR:

COREPOINT OPERATING PARTNERSHIP
L.P., a Delaware limited partnership

By: CorePoint OP GP L.L.C., its general partner

By: /s/ David Bradtke
Name: David Bradtke
Title: Senior Vice President, Tax

LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By: /s/ Simon B. Bruce
Name: Simon B. Bruce
Title: Vice President

LENDER:

PARLEX 4 FINANCE, LLC

By: /s/ Katie Keenan
Name: Katie Keenan
Title: Managing Director

SCHEDULE I

BORROWER

1.CPLG TX PROPERTIES L.L.C.

2.CPLG PROPERTIES L.L.C.

3.CPLG FL PROPERTIES L.L.C.

4.CPLG FT. MYERS L.L.C.

5.CPLG THOUSAND OAKS L.L.C.

6.CPLG CHARLOTTE L.L.C.

7.CPLG FORT LAUDERDALE L.L.C.

8.CPLG GARDEN CITY L.L.C.

9.CPLG SOUTH BURLINGTON L.L.C.

10.CPLG ISLIP L.L.C.

11.CPLG ST. ALBANS L.L.C.

12.CPLG WEST PALM BEACH L.L.C.

13.CPLG ACQUISITION PROPERTIES L.L.C.

14.CPLG CHICAGO L.L.C.

15.CPLG CHARLESTON L.L.C.

16.CPLG VIRGINIA BEACH L.L.C.

17.CPLG RANCHO CORDOVA L.L.C.

18.CPLG WELLESLEY PROPERTIES L.L.C.

19.CPLG MD BUSINESS L.L.C.

20.CPLG BLOOMINGTON L.L.C.

21.CPLG SANTA ANA L.L.C.

22.CPLG PRIME MEZZ L.L.C.

23.CPLG PORTFOLIO EAST L.L.C.